                                                                      Exhibit 24
                               POWER OF ATTORNEY
       For Executing Forms 3, 4 and 5, Form 144 and Schedules 13D and 13G

   Know all by these presents, that the undersigned hereby constitutes and appoints each of Matthew T. Moroun, Steven A. Fitzpatrick, Courtney C. Crouch,
III, and Edwin J. Lukas, signing singly, as the undersigned's true and lawful attorney-in-fact to:

  (1)  prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the United States Securities and Exchange
       Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934,
       as amended, or any rule or regulation of the SEC; and

  (2)  execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Universal Logistics Holdings, Inc. (the
       "Company"), (a) Forms 3, 4, and 5 (including amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934, as
       amended, and the rules thereunder (the "Exchange Act"), (b) Form 144,
       (c) Schedules 13D and 13G (including amendments thereto) in accordance with Sections 13(d) and 13(g) of the Exchange Act, and (d) any other forms on reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company; and

  (3)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form
       3, 4, or 5, Form 144 or Schedule 13D or 13G (including amendments thereto), or other form or report, and timely file such form or report with the SEC and any stock exchange or similar authority; and

  (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
       Attorney shall be in such form and shall contain such  terms and conditions as such attorney-in-fact may approve in such attorney-in-
       fact's discretion.

  The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of the power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

   This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, or 5, Form 144 and
Schedules 13D and 13G (including amendments thereto) with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of May, 2018.

                                             /s/ Manuel J. Moroun
                                           -------------------------
                                                    Signature

                                                 Manuel J. Moroun
                                           -------------------------
                                                  Printed Name